ServiceNow Reports Third Quarter 2019 Financial Results

•	Subscription revenues of $835 million in Q3 2019, representing 33% year-over-year growth, 35% adjusted for foreign currency exchange rates

•	46 transactions over $1 million in net new annual contract value in Q3 2019, representing 84% year-over-year growth

•	809 total customers with over $1 million in annual contract value, representing 32% year-over-year growth

SANTA CLARA, Calif. - Oct. 23, 2019 - ServiceNow (NYSE: NOW), the leading digital workflow company making work, work better for people, today announced financial results for its third quarter ended September 30, 2019, with subscription revenues of $835 million in Q3 2019, representing 33% year-over-year growth, 35% adjusted for foreign currency exchange rates.

During the quarter, ServiceNow closed 46 transactions with more than $1 million in net new annual contract value (ACV), representing 84% year-over-year growth. The company now has 809 total customers with more than $1 million in ACV, representing 32% year-over-year growth in customers.

“We delivered another strong quarter, continuing our focus on driving customer success and expanding our footprint across 75% of the Fortune 500,” said John Donahoe, ServiceNow president and CEO. “We are pleased that companies are turning to ServiceNow to be their strategic partner for digital transformation when they want to unlock productivity and create leverage with their technology investments.”

Today’s results follow yesterday’s announcement of ServiceNow’s preliminary third quarter 2019 financial results, along with the news that Bill McDermott will succeed John Donahoe as President and CEO of ServiceNow by year-end 2019.

Third Quarter 2019 GAAP and Non‑GAAP Results:

The following table summarizes our financial results for the third quarter 2019:

	Third Quarter 2019 GAAP Results		Third Quarter 2019 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/Year Growth (%)
Subscription revenues	$834.9	33%			$847.6	35%
Professional services and other revenues	$50.9	9%			$51.7	11%
Total revenues	$885.8	32%			$899.2	34%

Subscription billings			$864.0	28%	$869.1	29%
Professional services and other billings			$51.2	10%	$51.9	12%
Total billings			$915.2	27%	$921.0	28%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$695.6	83%	$720.7	86%
Professional services and other gross profit (loss)	($10.5)	(21%)	$0.3	1%
Total gross profit	$685.0	77%	$721.1	81%
Income from operations	$56.3	6%	$228.2	26%
Net cash provided by operating activities	$210.2	24%
Free cash flow			$121.3	14%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income	$40.6	$0.22 / $0.21	$192.9	$1.03 / $0.99

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

(2)
Non-GAAP adjusted subscription revenues, professional services and other revenues, total revenues and professional services and other billings are adjusted for constant currency. Non-GAAP adjusted subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

Financial Outlook

Our guidance includes GAAP and non-GAAP financial measures.

The following table summarizes our guidance for the fourth quarter 2019:

	Fourth Quarter 2019 GAAP Guidance		Fourth Quarter 2019 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)	Adjusted Amount ($ millions)(3)	Adjusted Year/ Year Growth (%)
Subscription revenues	$884 - $889	33%			$897 - $902	35%
Subscription billings			$1,249 - $1,254	31% - 32%	$1,270 - $1,275	33% - 34%

				Margin (%)
Income from operations				21%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			195

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

(2)	Guidance for GAAP subscription revenues and non-GAAP subscription billings is based on foreign exchange rates as of September 30, 2019 for entities reporting in currencies other than U.S. Dollars.

(3)
Non-GAAP adjusted subscription revenues are adjusted for constant currency. Non-GAAP adjusted subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

The following table summarizes our updated guidance for full-year 2019:

	Full-Year 2019 GAAP Guidance		Full-Year 2019 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)	Adjusted Amount ($ millions)(3)	Adjusted Year/ Year Growth (%)
Subscription revenues	$3,240 - $3,245	34%			$3,302 - $3,307	36% - 37%
Subscription billings			$3,740 - $3,745	30%	$3,817 - $3,822	32% - 33%

				Margin (%)
Subscription gross profit				86%
Income from operations				21%
Free cash flow				28%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			194

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

(2)
GAAP subscription revenues and non-GAAP subscription billings for the future quarters included in our full-year 2019 guidance are based on foreign exchange rates as of September 30, 2019 for entities reporting in currencies other than U.S. Dollars.

(3)
Non-GAAP adjusted subscription revenues are adjusted for constant currency. Non-GAAP adjusted subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

The following table compares our updated full-year 2019 guidance against our previously issued full-year 2019 guidance dated July 24, 2019:

	Comparison of Updated Full-Year 2019 Guidance to Previously Issued Guidance(1) ($ millions)
	Previous Guidance Midpoint(2)	Currency Impact(3)	Duration Impact(4)	Guidance Change	Current Guidance Midpoint(5)
GAAP subscription revenues	$3,250	($18)	$0	$11	$3,243

Non-GAAP subscription billings(6)	$3,745	($23)	$10	$11	$3,743

(1)	Numbers are rounded for presentation purposes.

(2)	Refers to previously issued full-year 2019 guidance dated July 24, 2019.

(3)
GAAP subscription revenues and non-GAAP subscription billings for the future quarters included in our full-year 2019 guidance are based on foreign exchange rates in effect at the end of the current quarter for entities reporting in currencies other than U.S. Dollars. Currency impact represents the sum of (i) the impact of the difference between the actual average rates in the period used to calculate our Q3 2019 actual results and the rates as of June 30, 2019 assumed in our previously issued guidance dated July 24, 2019 plus (ii) the impact of the difference between the exchange rates in effect as of September 30, 2019 assumed in our updated full-year 2019 guidance, and the rates as of June 30, 2019 assumed in our previously issued guidance dated July 24, 2019.

(4)	Represents the impact of billings greater than 12 months in excess of guidance assumptions.

(5)	Represents the updated full-year 2019 guidance presented in the table above.

(6)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (22:00 BST) on October 23, 2019. Interested parties may listen to the call by dialing (877) 824‑2843 (passcode: 9197834), or if outside North America, by dialing (647) 689‑5665 (passcode: 9197834). Individuals may access the live teleconference from this webcast link:
https://event.on24.com/wcc/r/2078426/17C64C4B1449180887A4708BC36CB6E7
An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial (800) 585‑8367 (passcode: 9197834), or if outside North America, by dialing (416) 621‑4642 (passcode: 9197834).

Investor Presentation Details

An investor presentation providing additional information and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non‑GAAP Financial Measures

We report the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•
Adjusted revenues. We present revenues adjusted for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars (USD) are converted into USD at the average exchange rates in effect during the comparison period (for Q3 2018, the average exchange rates in effect for our major currencies were 1 USD to 0.8601 Euros and 1 USD to 0.7679 British Pound Sterling (GBP)), rather than the actual average exchange rates in effect during the current period (for Q3 2019, the average exchange rates in effect for our major currencies were 1 USD to 0.8995 Euros and 1 USD 0.8116 GBP). Similarly, in our guidance, we apply the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period. We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.

•
Billings and Adjusted billings. We believe billings is a useful leading indicator regarding the performance of our business. We define subscription billings, professional services and other billings, and total billings as the applicable revenue plus the applicable change in deferred revenue, unbilled receivables and customer deposits as presented or derived from the statement of cash flows. We adjust billings for constant currency, as described above, and for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current or guidance period with the portion of multi-year billings in excess of twelve months during the comparison period. We believe these adjustments facilitate greater comparability in our billings information year-over-year.

•
Gross profit, Income from operations and Net income. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. We believe the presentation of operating results that exclude these non-cash or non-recurring items provides useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•
Free cash flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements and repayments of convertible senior notes attributable to debt discount, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results and guidance.

Use of Forward‑Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward‑looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include: (i) errors, interruptions, delays, or security breaches in or of our service or datacenters, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, sell additional subscriptions to existing customers, sell to very large and regulated organizations with complex sales cycles, and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform and those acquired through strategic transactions, (v) our ability to compete successfully against existing and new competitors, and (vi) material changes in the value of foreign currencies relative to the U.S. Dollar.

Further information on these and other factors that could affect our financial results are included in our Form 10-Q that will be filed for the quarter ended September 30, 2019 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-K filed for the year ended December 31, 2018.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) is making the world of work, work better for people. Our cloud‑based platform and solutions deliver digital workflows that create great experiences and unlock productivity for employees and the enterprise.  For more information, visit: www.servicenow.com.

© 2019 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, Now Platform, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Sara Day
650.336.3123
press@servicenow.com

Investor Contact:
Kendall Toyne
408.831.6040
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Revenues:
Subscription	$834,910	$626,567	$2,355,885	$1,755,174
Professional services and other	50,923	46,530	152,778	138,201
Total revenues	885,833	673,097	2,508,663	1,893,375
Cost of revenues (1):
Subscription	139,330	106,821	401,398	303,918
Professional services and other	61,463	51,037	183,794	150,578
Total cost of revenues	200,793	157,858	585,192	454,496
Gross profit	685,040	515,239	1,923,471	1,438,879
Operating expenses (1):
Sales and marketing	362,975	289,323	1,118,279	883,893
Research and development	190,099	135,655	546,041	380,839
General and administrative	75,642	80,693	245,540	216,851
Total operating expenses	628,716	505,671	1,909,860	1,481,583
Income (loss) from operations	56,324	9,568	13,611	(42,704)
Interest expense	(8,371)	(11,233)	(24,808)	(43,795)
Interest income and other income (expense), net	12,817	8,895	44,196	45,520
Income (loss) before income taxes	60,770	7,230	32,999	(40,979)
Provision for (benefit from) income taxes	20,172	(1,175)	5,025	(7,260)
Net income (loss)	$40,598	$8,405	$27,974	$(33,719)
Net income (loss) per share - basic	$0.22	$0.05	$0.15	$(0.19)
Net income (loss) per share - diluted	$0.21	$0.04	$0.14	$(0.19)
Weighted-average shares used to compute net income (loss) per share - basic	188,074,303	178,719,694	185,676,049	177,198,179
Weighted-average shares used to compute net income (loss) per share - diluted	197,878,215	192,190,899	196,738,774	177,198,179

(1)	Includes stock-based compensation as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Cost of revenues:
Subscription	$18,880	$12,775	$54,019	$36,604
Professional services and other	10,867	8,407	31,749	24,310
Sales and marketing	68,712	60,132	200,071	169,283
Research and development	50,636	35,527	144,259	97,905
General and administrative	13,839	27,567	62,046	73,207

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$622,925	$566,204
Short-term investments	848,148	931,718
Accounts receivable, net	539,416	574,810
Current portion of deferred commissions	158,241	139,890
Prepaid expenses and other current assets	128,483	132,071
Total current assets	2,297,213	2,344,693
Deferred commissions, less current portion	293,086	282,490
Long-term investments	1,001,513	581,856
Property and equipment, net (1)	400,858	347,216
Operating lease right-of-use assets (1)	405,424	—
Intangible assets, net	112,947	100,582
Goodwill	153,902	148,845
Other assets	91,865	73,458
Total assets	$4,756,808	$3,879,140
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$61,906	$30,733
Accrued expenses and other current liabilities (1)	319,792	330,246
Current portion of deferred revenue	1,761,532	1,651,594
Current portion of operating lease liabilities (1)	49,331	—
Total current liabilities	2,192,561	2,012,573
Deferred revenue, less current portion	41,286	38,597
Operating lease liabilities, less current portion (1)	388,483	—
Convertible senior notes, net	686,516	661,707
Other long-term liabilities (1)	18,489	55,064
Stockholders’ equity (1)	1,429,473	1,111,199
Total liabilities and stockholders’ equity	$4,756,808	$3,879,140

(1)
We adopted Topic 842 using the modified retrospective method as of January 1, 2019 and elected the transition option that allows us not to restate the comparative periods in our financial statements in the year of adoption.

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Cash flows from operating activities:
Net income (loss)	$40,598	$8,405	$27,974	$(33,719)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	64,006	37,874	179,783	106,492
Amortization of deferred commissions	42,695	43,063	122,226	107,367
Amortization of debt discount and issuance costs	8,371	11,233	24,808	43,795
Stock-based compensation	162,934	144,408	492,144	401,309
Deferred income taxes	231	(1,371)	(2,842)	(32,297)
Gain on marketable equity securities	—	—	—	(19,257)
Repayments of convertible senior notes attributable to debt discount	—	(14,076)	—	(101,633)
Other	(1,298)	6,209	(4,621)	4,502
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	(43,023)	(58,486)	28,331	7,454
Deferred commissions	(61,115)	(59,526)	(158,309)	(152,521)
Prepaid expenses and other assets	2,914	(521)	(25,569)	1,519
Accounts payable	4,995	7,690	30,088	5,058
Deferred revenue	35,265	42,969	135,455	174,058
Accrued expenses and other liabilities	(46,395)	(22,370)	(34,707)	9,350
Net cash provided by operating activities	210,178	145,501	814,761	521,477
Cash flows from investing activities:
Purchases of property and equipment	(88,869)	(47,987)	(185,889)	(136,349)
Business combinations, net of cash and restricted cash acquired	—	—	—	(24,940)
Purchases of other intangibles	(1,200)	(2,750)	(37,360)	(13,600)
Purchases of investments	(455,050)	(447,085)	(1,255,691)	(826,998)
Sales of investments	22,877	—	31,046	39,975
Maturities of investments	400,258	408,473	900,407	861,629
Realized (losses) gains on derivatives not designated as hedging instruments, net	(371)	—	21,742	—
Net cash used in investing activities	(122,355)	(89,349)	(525,745)	(100,283)
Cash flows from financing activities:
Repayments of convertible senior notes attributable to principal	—	(40,335)	—	(311,520)
Proceeds from employee stock plans	41,927	39,018	105,227	100,437
Taxes paid related to net share settlement of equity awards	(83,183)	(66,737)	(330,802)	(221,268)
Payments on financing obligations	—	(180)	—	(756)
Net cash used in financing activities	(41,256)	(68,234)	(225,575)	(433,107)
Foreign currency effect on cash, cash equivalents and restricted cash	(7,725)	(2,088)	(6,439)	(9,593)
Net increase (decrease) in cash, cash equivalents and restricted cash	38,842	(14,170)	57,002	(21,506)
Cash, cash equivalents and restricted cash at beginning of period	586,698	720,493	568,538	727,829
Cash, cash equivalents and restricted cash at end of period	$625,540	$706,323	$625,540	$706,323

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2019	September 30, 2018	Growth Rates	September 30, 2019	September 30, 2018	Growth Rates
Subscription revenues:
GAAP subscription revenues	$834,910	$626,567	33%	$2,355,885	$1,755,174	34%
Effects of foreign currency rate fluctuations	12,672			49,706
Non-GAAP adjusted subscription revenues (1)	$847,582		35%	$2,405,591		37%

Subscription billings:
GAAP subscription revenues	$834,910	$626,567	33%	$2,355,885	$1,755,174	34%
Change in subscription deferred revenue, unbilled receivables and customer deposits	29,137	47,592		134,663	174,261
Non-GAAP subscription billings	864,047	674,159	28%	2,490,548	1,929,435	29%
Effects of foreign currency rate fluctuations	12,309			50,996
Effects of fluctuations in billings duration	(7,272)			5,039
Non-GAAP adjusted subscription billings (2)	$869,084		29%	$2,546,583		32%

Professional services and other revenues:
GAAP professional services and other revenues	$50,923	$46,530	9%	$152,778	$138,201	11%
Effects of foreign currency rate fluctuations	728			4,082
Non-GAAP adjusted professional service and other revenues (1)	$51,651		11%	$156,860		14%

Professional services and other billings:
GAAP professional services and other revenues	$50,923	$46,530	9%	$152,778	$138,201	11%
Change in professional services and other deferred revenue	245	(148)		435	8,157
Non-GAAP professional services and other billings	51,168	46,382	10%	153,213	146,358	5%
Effects of foreign currency rate fluctuations	728			4,082
Non-GAAP adjusted professional services and other billings (2)	$51,896		12%	$157,295		7%

Total revenues:
GAAP total revenues	$885,833	$673,097	32%	$2,508,663	$1,893,375	32%
Effects of foreign currency rate fluctuations	13,400			53,788
Non-GAAP adjusted total revenues (1)	$899,233		34%	$2,562,451		35%

Total billings:
GAAP total revenues	$885,833	$673,097	32%	$2,508,663	$1,893,375	32%
Change in total deferred revenue, unbilled receivables and customer deposits	29,382	47,444		135,098	182,418
Non-GAAP total billings	915,215	720,541	27%	2,643,761	2,075,793	27%
Effects of foreign currency rate fluctuations	13,037			55,078
Effects of fluctuations in billings duration	(7,272)			5,039
Non-GAAP adjusted total billings (2)	$920,980		28%	$2,703,878		30%

Cost of revenues:
GAAP subscription cost of revenues	$139,330	$106,821		$401,398	$303,918
Stock-based compensation	(18,880)	(12,775)		(54,019)	(36,604)
Amortization of purchased intangibles	(6,281)	(4,879)		(16,595)	(13,930)
Non-GAAP subscription cost of revenues	$114,169	$89,167		$330,784	$253,384

GAAP professional services and other cost of revenues	$61,463	$51,037		$183,794	$150,578
Stock-based compensation	(10,867)	(8,407)		(31,749)	(24,310)
Non-GAAP professional services and other cost of revenues	$50,596	$42,630		$152,045	$126,268

Gross profit (loss):
GAAP subscription gross profit	$695,580	$519,746		$1,954,487	$1,451,256
Stock-based compensation	18,880	12,775		54,019	36,604
Amortization of purchased intangibles	6,281	4,879		16,595	13,930
Non-GAAP subscription gross profit	$720,741	$537,400		$2,025,101	$1,501,790

GAAP professional services and other gross loss	$(10,540)	$(4,507)		$(31,016)	$(12,377)
Stock-based compensation	10,867	8,407		31,749	24,310
Non-GAAP professional services and other gross profit	$327	$3,900		$733	$11,933

GAAP gross profit	$685,040	$515,239		$1,923,471	$1,438,879
Stock-based compensation	29,747	21,182		85,768	60,914
Amortization of purchased intangibles	6,281	4,879		16,595	13,930
Non-GAAP gross profit	$721,068	$541,300		$2,025,834	$1,513,723

Gross margin:
GAAP subscription gross margin	83%	83%		83%	83%
Stock-based compensation as % of subscription revenues	2%	2%		2%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	1%		1%	1%
Non-GAAP subscription gross margin	86%	86%		86%	86%

GAAP professional services and other gross margin	(21%)	(10%)		(20%)	(9%)
Stock-based compensation as % of professional services and other revenues	22%	18%		20%	18%
Non-GAAP professional services and other gross margin	1%	8%		0%	9%

GAAP gross margin	77%	77%		77%	76%
Stock-based compensation as % of total revenues	3%	3%		3%	3%
Amortization of purchased intangibles as % of total revenues	1%	0%		1%	1%
Non-GAAP gross margin	81%	80%		81%	80%

Operating expenses:
GAAP sales and marketing expenses	$362,975	$289,323		$1,118,279	$883,893
Stock-based compensation	(68,712)	(60,132)		(200,071)	(169,283)
Non-GAAP sales and marketing expenses	$294,263	$229,191		$918,208	$714,610

GAAP research and development expenses	$190,099	$135,655		$546,041	$380,839
Stock-based compensation	(50,636)	(35,527)		(144,259)	(97,905)
Amortization of purchased intangibles	(455)	(455)		(1,365)	(1,365)
Non-GAAP research and development expenses	$139,008	$99,673		$400,417	$281,569

GAAP general and administrative expenses	$75,642	$80,693		$245,540	$216,851
Stock-based compensation	(13,839)	(27,567)		(62,046)	(73,207)
Amortization of purchased intangibles	(2,281)	(1,047)		(6,118)	(2,882)
Business combination and other related costs	26	(300)		(120)	(964)
Non-GAAP general and administrative expenses	$59,548	$51,779		$177,256	$139,798

GAAP total operating expenses	$628,716	$505,671		$1,909,860	$1,481,583
Stock-based compensation	(133,187)	(123,226)		(406,376)	(340,395)
Amortization of purchased intangibles	(2,736)	(1,502)		(7,483)	(4,247)
Business combination and other related costs	26	(300)		(120)	(964)
Non-GAAP total operating expenses	$492,819	$380,643		$1,495,881	$1,135,977

Income (loss) from operations:
GAAP income (loss) from operations	$56,324	$9,568		$13,611	$(42,704)
Stock-based compensation	162,934	144,408		492,144	401,309
Amortization of purchased intangibles	9,017	6,381		24,078	18,177
Business combination and other related costs	(26)	300		120	964
Non-GAAP income from operations	$228,249	$160,657		$529,953	$377,746

Operating margin:
GAAP operating margin	6%	1%		1%	(2%)
Stock-based compensation as % of total revenues	18%	21%		20%	21%
Amortization of purchased intangibles as % of total revenues	2%	2%		0%	1%
Business combination and other related costs as % of total revenues	0%	0%		0%	0%
Non-GAAP operating margin	26%	24%		21%	20%

Net income (loss):
GAAP net income (loss)	$40,598	$8,405		$27,974	$(33,719)
Stock-based compensation	162,934	144,408		492,144	401,309
Amortization of purchased intangibles	9,017	6,381		24,078	18,177
Business combination and other related costs	(26)	300		120	964
Amortization of debt discount and issuance costs for the convertible senior notes	8,371	11,233		24,808	43,795
Loss on early note conversions	—	190		—	4,063
Income tax expense effects related to the above adjustments	(28,041)	(41,913)		(109,804)	(109,819)
Non-GAAP net income	$192,853	$129,004		$459,320	$324,770

Net income (loss) per share - basic and diluted:
GAAP net income (loss) per share - basic	$0.22	$0.05		$0.15	$(0.19)
GAAP net income (loss) per share - diluted	$0.21	$0.04		$0.14	$(0.19)
Non-GAAP net income per share - basic	$1.03	$0.72		$2.47	$1.83
Non-GAAP net income per share - diluted	$0.99	$0.68		$2.37	$1.73

GAAP weighted-average shares used to compute net income (loss) per share - basic	188,074,303	178,719,694		185,676,049	177,198,179

GAAP weighted-average shares used to compute net income (loss) per share - diluted	197,878,215	192,190,899		196,738,774	177,198,179
Effects of dilutive time-based stock awards (3)	—	—		—	7,670,540
Effects of in-the-money portion of convertible senior notes (3)	(2,928,795)	(3,192,806)		(2,701,072)	—
Effects of warrants (3)	—	—		—	2,932,637
Effects of stock awards with performance conditions not yet satisfied (3)	135,902	348,689		62,189	239,162
Non-GAAP weighted-average shares used to compute net income per share - diluted	195,085,322	189,346,782		194,099,891	188,040,518

Free cash flow:
GAAP net cash provided by operating activities	$210,178	$145,501		$814,761	$521,477
Purchases of property and equipment	(88,869)	(47,987)		(185,889)	(136,349)
Repayments of convertible senior notes attributable to debt discount	—	14,076		—	101,633
Non-GAAP free cash flow	$121,309	$111,590		$628,872	$486,761

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	24%	22%		32%	28%
Purchases of property and equipment as % of total revenues	(10%)	(7%)		(7%)	(7%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	—%	2%		—%	5%
Non-GAAP free cash flow margin	14%	17%		25%	26%

(1)
Adjusted revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period.

(2)
Adjusted billings and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period.

(3)
Effects of dilutive time-based stock awards, in-the-money portion of convertible senior notes and warrants are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges. We include stock awards with performance conditions not yet satisfied for non-GAAP weighted-average diluted shares at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of September 30, 2019. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. Further information on these and other factors that could affect our financial results are included in our Form 10-Q for the three months ended June 30, 2019 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the three months ended September 30, 2019. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Three Months Ended
	December 31, 2019	December 31, 2018 (3)	Growth Rates

GAAP subscription revenues	$884 - $889 million	$666 million	33%

Effects of foreign currency rate fluctuations	13 million

Non-GAAP adjusted subscription revenues (1)	$897 - $902 million		35%

GAAP subscription revenues	$884 - $889 million	$666 million	33%

Change in subscription deferred revenue, unbilled receivables and customer deposits	365 million	286 million

Non-GAAP subscription billings	$1,249 - $1,254 million	$952 million	31% - 32%

Effects of foreign currency rate fluctuations	19 million

Effects of fluctuations in billings duration	2 million

Non-GAAP adjusted subscription billings (2)	$1,270 - $1,275 million		33% - 34%

GAAP operating margin	2%

Stock-based compensation expense as % of total revenues	18%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	21%

GAAP weighted-average shares used to compute net income per share - diluted	198 million

Effects of in-the-money portion of convertible senior notes(4)	(3) million

Non-GAAP weighted-average shares used to compute net income per share - diluted	195 million

	Twelve Months Ended
	December 31, 2019	December 31, 2018 (3)	Growth Rates

GAAP subscription revenues	$3,240 - $3,245 million	$2,421 million	34%

Effects of foreign currency rate fluctuations	62 million

Non-GAAP adjusted subscription revenues (1)	$3,302 - $3,307 million		36% - 37%

GAAP subscription revenues	$3,240 - $3,245 million	$2,421 million	34%

Change in subscription deferred revenue, unbilled receivables and customer deposits	500 million	460 million

Non-GAAP subscription billings	$3,740 - $3,745 million	$2,881 million	30%

Effects of foreign currency rate fluctuations	70 million

Effects of fluctuations in billings duration	7 million

Non-GAAP adjusted subscription billings (2)	$3,817 - $3,822 million		32% - 33%

GAAP subscription gross margin	83%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	86%

GAAP operating margin	1%

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	21%

GAAP net cash provided by operating activities as % of total revenues	36%

Purchases of property and equipment as % of total revenues	(8%)

Non-GAAP free cash flow margin	28%

GAAP weighted-average shares used to compute net income per share - diluted	197 million

Effects of in-the-money portion of convertible senior notes(4)	(3) million

Non-GAAP weighted-average shares used to compute net income per share - diluted	194 million

(1)	Adjusted revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period.

(2)
Adjusted billings and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period, and by replacing the portion of multi-year billings in excess of twelve months for the guidance period with the actual portion of multi-year billings in excess of twelve months during the comparison period.

(3)	Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.

(4)	We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges.